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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-62385) of Penton Media Inc. of our report dated February 10, 1999 appearing on page 32 of the Annual Report to Stockholders which is included in this Annual Report on Form 10-K.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP



Cleveland, Ohio
March 31, 1998